Exhibit 10.1

THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT

This THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT (this “Amendment”), dated as of October 28, 2020, is made and entered into by and among J. C. Penney Company, Inc. as a debtor in possession, together with certain of its direct and indirect subsidiaries (collectively, the “Company Parties”) on the one hand, and the Consenting First Lien Lenders party hereto, on the other, (collectively, the “Amending Consenting First Lien Lenders” and, together with the Company Parties, the “Amendment Parties”), effective as of October 28, 2020 (the “Amendment Effective Date”).

WHEREAS, reference is made to the Restructuring Support Agreement, effective as of May 15, 2020 (as such agreement may be amended, restated, supplemented or otherwise modified from time to time, the “RSA”) by and among the Company Parties and the Consenting First Lien Lenders party thereto;

WHEREAS, the Amending Consenting First Lien Lenders constitute the Required Consenting First Lien Lenders;

NOW, THEREFORE, in consideration of the mutual promises contained herein, along with other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Amendment Parties hereby agree as follows:

1.	Capitalized Terms. Capitalized terms used but not defined in this Amendment have the meanings ascribed to such terms in the RSA.

2.	Amendment. The RSA is hereby amended by:

a.

Revising the Credit Bid Term Sheet attached as Exhibit E to the RSA by (i) adding “and the Asset Purchase Agreement attached hereto as Exhibit A” after the words “as detailed in the APA Term Sheet attached hereto as Exhibit [            ]” in the section titled “Bid” and (ii) adding the words “or Asset Purchase Agreement, as applicable” after the words “APA Term Sheet” in the sections titled “Assumed Liabilities”, “Excluded Liabilities” and “Excluded Assets.”

b.	Attaching as “Exhibit A” to the Credit Bid Term Sheet the APA that is attached as Schedule 1 to this Amendment.

3.

Other Miscellaneous Items. The provisions of Section 14.05 (Governing Law and Jurisdiction), Section 14.06 (Trial by Jury Waiver), Section 14.07 (Execution of Agreement), Section 14.08 (Rules of Construction); Section 14.15 (Several, Not Joint Claims, and Section 14.16 (Severability and Construction) of the RSA shall apply mutatis mutandis to this Amendment.

[Signature Pages Follow]

IN WITNESS WHEREOF, the Amending Parties have caused this THIRD AMENDMENT TO RESTRUCTURING SUPPORT AGREEMENT to be duly executed as of the date above written.

COMPANY PARTIES:

J. C. PENNEY COMPANY, INC.
J. C. PENNEY CORPORATION, INC.
JCPENNEY SERVICES, LLC
JCP REALTY, LLC
JCP NEW JERSEY, LLC JCPSSC, INC.
J. C. PENNEY DIRECT MARKETING SERVICES, LLC
JCP CONSTRUCTION SERVICES, INC.
JCP PROCUREMENT, INC.
J. C. PENNEY EXPORT MERCHANDISING CORPORATION
J. C. PENNEY INTERNATIONAL, INC.
JCPENNEY PUERTO RICO, INC.
JCP MEDIA, INC.
JCP TELECOM SYSTEMS, INC.
FUTURE SOURCE LLC

By:	/s/ Bill Wafford
Name:	Bill Wafford
Title:	Chief Financial Officer

JCP REAL ESTATE HOLDINGS, LLC
J. C. PENNEY PROPERTIES, LLC
J. C. PENNEY PURCHASING CORP.

By:	/s/ Dawn Wolverton
Name:	Dawn Wolverton
Title:	Assistant Secretary

AMENDING CONSENTING FIRST LIEN LENDER:

Brigade Capital Management, LP as Investment Manager, on Behalf of its Various Funds and Accounts

By:	/s/ Patrick Criscillo
Name:	Patrick Criscillo
Title:	Chief Financial Officer

[Signature Page to Amendment to Restructuring Support Agreement]

H/2 CAPITAL PARTNERS LLC

By:	/s/ Ashvin Rao
Name:	Ashvin Rao
Title:	Authorized Signatory

[Signature Page to Amendment to Restructuring Support Agreement]

KKR Credit Advisors (US) LLC, as investment advisor on behalf of the funds and accounts listed below:

KKR CLO 10 Ltd.

KKR CLO 11 Ltd.

KKR CLO 12 Ltd.

KKR CLO 13 Ltd.

KKR CLO 14 Ltd.

KKR CLO 15 Ltd.

KKR CLO 16 Ltd.

KKR CLO 17 Ltd.

KKR CLO 18 Ltd.

KKR CLO 19 Ltd.

KKR CLO 20 Ltd.

KKR CLO 21 Ltd.

KKR CLO 22 Ltd.

KKR CLO 23 Ltd.

KKR CLO 24 Ltd.

KKR CLO 25 Ltd.

KKR CLO 27 Ltd.

KKR CLO 28 Ltd.

KKR CLO 9 LTD.

KKR DAF Syndicated Loan and High Yield Fund DAC
KKR Financial CLO 2013-1, Ltd.
KKR Senior Floating Rate Income Fund Oregon Public Employees Retirement Fund

By:	/s/ Jeffrey M. Smith
Name:	Jeffrey M. Smith
Title:	Authorized Signatory

[Signature Page to Amendment to Restructuring Support Agreement]

Owl Creek Asset Management, L.P.

By:	/s/ Reuben Kopel
Name:	Reuben Kopel
Title:	General Counsel

[Signature Page to Amendment to Restructuring Support Agreement]

SIXTH STREET SPECIALTY LENDING, INC.

By:	/s/ Joshua Easterly
Name:	Joshua Easterly
Title:	Chief Executive Officer

[Signature Page to Amendment to Restructuring Support Agreement]

TAO FINANCE 3-A, LLC

By:	/s/ Joshua Peck
Name:	Joshua Peck
Title:	Vice President

[Signature Page to Amendment to Restructuring Support Agreement]

REDWOOD IV FINANCE 3, LLC

By:	/s/ Joshua Peck
Name:	Joshua Peck
Title:	Vice President

[Signature Page to Amendment to Restructuring Support Agreement]

Sculptor GC Opportunities Master Fund, Ltd.
By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

[Signature Page to Amendment to Restructuring Support Agreement]

Sculptor SC II, LP
By:	Sculptor Capital II LP, its investment manager
By:	Sculptor Capital Holding II LLC, its General Partner
By:	Sculptor Capital LP, its Member
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

[Signature Page to Amendment to Restructuring Support Agreement]

Sculptor Credit Opportunities Master Fund, Ltd.
By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

[Signature Page to Amendment to Restructuring Support Agreement]

Sculptor Enhanced Master Fund, Ltd.
By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

[Signature Page to Amendment to Restructuring Support Agreement]

Sculptor Master Fund, Ltd.
By:	Sculptor Capital LP, its investment manager
By:	Sculptor Capital Holding Corporation, its General Partner

By:	/s/ Wayne Cohen
Name:	Wayne Cohen
Title:	President and Chief Operating Officer

[Signature Page to Amendment to Restructuring Support Agreement]

SPCP Access Holdings, LLC

By:	/s/ Jessie Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

SPCP Institutional Group, LLC

By:	/s/ Jessie Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

SPCP Group, LLC

By:	/s/ Jessie Dorigo
Name:	Jesse Dorigo
Title:	Authorized Signatory

[Signature Page to Amendment to Restructuring Support Agreement]

Whitebox Relative Value Partners, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel – Corporate, Transactions & Litigation

By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel – Corporate, Transactions & Litigation

Whitebox Multi-Strategy Partners, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel – Corporate, Transactions & Litigation

Pandora Select Partners, L.P.
By:	Whitebox Advisors LLC its investment manager

By:	/s/ Luke Harris
Name:	Luke Harris
Title:	General Counsel – Corporate, Transactions & Litigation

[Signature Page to Amendment to Restructuring Support Agreement]